UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2013

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 2.02	Results of Operations and Financial Condition.

On November 12, 2013, Health Management Associates, Inc. issued a press release announcing that it will report its results for the third quarter ended September 30, 2013 and host a listen-only conference call on November 13, 2013. Due to technical difficulties, the listen-only conference call has been rescheduled to occur at 3:00 p.m. Eastern Time (ET) on November 13, 2013. The conference call will be limited to prepared remarks by management.

Date:    Wednesday, November 13, 2013

Time:    3:00 p.m. ET

Conference ID:    99225973

Call-In number:    (800) 585-8367; Int’l - (404) 537-3406

This conference call will also be simulcast on the Internet. To access the webcast, interested investors should go to the Investor Relations section of Health Management’s website located at www.hma.com or to www.streetevents.com. A replay of the conference call will be available on HMA’s website.

Item. 7.01	Regulation FD Disclosure.

Item 2.02 to this Current Report on Form 8-K is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Date: November 13, 2013	By:	/s/ Gary S. Bryant
Gary S. Bryant
Senior Vice President and Interim Chief Financial Officer